SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  May 2, 2008


                         HOUSTON AMERICAN ENERGY CORP.
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               (Exact name of registrant as specified in Charter)


           Delaware                      0-33027                  76-0675953
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(State or other jurisdiction of        (Commission              (IRS Employer
incorporation or organization)          File No.)            Identification No.)



                         801 Travis Street, Suite 1425
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
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                           (Issuer Telephone number)


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.

Houston American Energy Corp. (the "Company") provides the following information on the results of its Las Garzas Dorada B1 well on its Las Garzas Prospect in
Colombia:

The operator of the Las Garzas Dorada B1 well has advised the Company that the well has been drilled and production casing set and initial production results indicate a potential flow rate in the range of 700 to 1,100 barrels per day. Well testing is ongoing and actual production rates may vary from initial rates. The operator plans to drill additional wells to delineate the reservoir and develop the field and to develop field infrastructure to support continuous production.

The Company holds a 12.5% interest in the well and the Las Garzas prospect.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOUSTON AMERICAN ENERGY CORP.

Dated:  May 2, 2008
                                  By:  /s/ John Terwilliger
                                       -----------------------------------------
                                       John Terwilliger,
                                       President and
                                       Chief Executive Officer


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